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                                                                    Exhibit 32.1
           CERTIFICATION OF PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of Planet Technologies, Inc. (the "Company") on Form 10-QSB for the quarter ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Scott L. Glenn as Chief Executive Officer and Leslie White as Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 3, 2005


/s/ Scott Glenn

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Scott L. Glenn
Chief Executive Officer

/s/ Leslie White

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Leslie White
Chief Financial Officer